Exhibit 10.3
EXECUTION COPY
AMENDMENT NO. 2 TO THE
CREDIT AGREEMENT
                    Dated as of May 19, 2006
          AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among Del Monte Corporation, a Delaware corporation (the “Borrower”), Del Monte Foods Company, a Delaware corporation (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and Bank of America, N.A., as administrative agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer for the Lenders.
          PRELIMINARY STATEMENTS:
          (1) The Borrower, Holdings, the Lenders, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and JPMorgan Chase Bank, N.A., Harris Trust and Savings Bank and Suntrust Bank, as Co-Document Agents, have entered into a Credit Agreement dated as of February 8, 2005 (as amended by Amendment No. 1 thereto dated as of January 20, 2006, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
          (2) The Borrower desires to increase the Revolving Credit Facility by $100,000,000 (the “Incremental Revolving Credit Facility”) and to borrow up to $925,000,000 of funds in the form of additional term B loans under the Credit Agreement, the proceeds of which shall, together with a portion of the Borrower’s cash on hand and drawings under the Revolving Credit Facility, be used by the Borrower (a) to acquire (the “Meow Mix Acquisition”) 100% of the Equity Interests in Meow Mix Holdings, Inc., a Delaware corporation (“Meow Mix Holdings”, and together with its subsidiaries, the “Meow Mix Business”) pursuant to the Stock Purchase Agreement dated as of March 1, 2006 (the “Meow Mix Purchase Agreement”) among Meow Mix Holdings, the stockholders of Meow Mix Holdings named therein, Meow Holdings LLC, a limited liability company, and the Borrower and (b) to acquire certain assets and assume certain liabilities (the “Milk-Bone Acquisition”) from Kraft Foods Global, Inc., a Delaware corporation, pursuant to the Asset Sale Agreement dated as of March 15, 2006 (the “Milk-Bone Purchase Agreement”) between Kraft Foods Global, Inc. and the Borrower.
          (3) Banc of America Securities LLC, Goldman Sachs Credit Partners L.P. (“GS”) and Lehman Brothers Inc. have agreed to be the joint lead arrangers and joint book running managers for the Incremental Revolving Credit Facility and the additional term B loans under the Credit Agreement (in such capacities, the “Lead Arrangers”); GS and Lehman Commercial Paper Inc. have agreed to be the co-syndication agents for the Incremental Revolving Credit Facility and the additional term B loans under the Credit Agreement; certain Lenders (the “Incremental Revolving Credit Lenders”) have agreed to provide the Incremental Revolving Credit Facility and certain Lenders (the “Additional Term B Lenders”) have agreed to provide the additional term B loans under the Credit Agreement.
          (4) The Borrower and the Required Lenders have agreed to amend the Credit Agreement to effect the changes described above and other changes as hereinafter set forth.
Del Monte Amendment No. 2

          SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as hereinafter defined) and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:
          (a) Section 1.01 is amended to add the following definitions in the appropriate alphabetical position:
     “Additional Fee Letter” means the Fee Letter dated as of March 21, 2006 among the Borrower, the Lead Arrangers and the Initial Lenders as defined therein.
     “Additional Term B Loans” means the Additional Term B-1 Loans and the Additional Term B-2 Loans.
     “Additional Term B-1 Commitment” means, as to each Additional Term B-1 Lender, its obligation to make Additional Term B-1 Loans to the Borrower pursuant to Section 2.01(b)(ii) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Additional Term B-1 Commitment” or in one or more Assignment and Assumptions pursuant to which such Lender becomes a party hereto, as applicable, as such amounts may be adjusted from time to time in accordance with this Agreement.
     “Additional Term B-1 Facility” means, at any time, the aggregate amount of the Additional Term B-1 Lenders’ Additional Term B-1 Loans at such time.
     “Additional Term B-1 Lenders” means, at any time, any Lender that has an Additional Term B-1 Commitment or an outstanding Additional Term B-1 Loan at such time.
     “Additional Term B-1 Loan” has the meaning specified in Section 2.01(b)(ii).
     “Additional Term B-1 Loan Notice” has the meaning specified in Section 2.15(a).
     “Additional Term B-2 Commitment” means, as to each Additional Term B-2 Lender, its obligation to make Additional Term B-2 Loans to the Borrower pursuant to Section 2.01(b)(iii) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Additional Term B-2 Commitment” or in one or more Assignment and Assumptions pursuant to which such Lender becomes a party hereto, as applicable, as such amounts may be adjusted from time to time in accordance with this Agreement.
     “Additional Term B-2 Effective Date” has the meaning specified in Amendment No. 2.
     “Additional Term B-2 Facility” means, at any time, the aggregate amount of the Additional Term B-2 Lenders’ Additional Term B-2 Loans at such time.
     “Additional Term B-2 Lenders” means, at any time, any Lender that has an Additional Term B-2 Commitment or an outstanding Additional Term B-2 Loan at such time.
Del Monte Amendment No.2

     “Additional Term B-2 Loan” has the meaning specified in Section 2.01(b)(iii).
     “Additional Term B-2 Loan Notice” has the meaning specified in Section 2.15(b).
     “Amendment No. 2” means Amendment No. 2 to the Credit Agreement dated as of May 19, 2006 among the Borrower, Holdings and the Required Lenders party thereto and the Administrative Agent.
     “Amendment No. 2 Effective Date” means May 19, 2006.
     “Co-Syndication Agent” means each of Lehman Commercial Paper Inc. and Goldman Sachs Credit Partners L.P. in its capacity as co-syndication agent under any of the Loan Documents, or any successor co-syndication agent.
     “Existing Term B Loans” has the meaning specified in Section 2.15(c)(iii).
     “Meow Mix Acquisition” has the meaning specified in Amendment No. 2.
     “Meow Mix Transaction” has the meaning specified in Amendment No. 2.
     “Milk-Bone Acquisition” has the meaning specified in Amendment No. 2.
     “Milk-Bone Transaction” has the meaning specified in Amendment No. 2.
     “Term B Amortization Date” means each scheduled date of repayment of principal of the Term B Loans as set forth in the table of Section 2.07(b).
     “Term B Amortization Rate” means, for each Term B Amortization Date, (a) from the Amendment No. 2 Effective Date to (but before giving effect to) the funding of the Additional Term B-2 Loans, the percentage set forth in the table of Section 2.07(b) of the aggregate principal amount of Term B Loans as of Amendment No. 2 Effective Date (immediately after giving effect to the funding of the Additional Term B-1 Loans) required to be repaid on such Term B Amortization Date and (b) from and after giving effect to the funding of the Additional Term B-2 Loans, the percentage set forth in the table of Section 2.07(b) (after giving effect to Section 2.15(c)(ii)) of the aggregate principal amount of Term B Loans as of the Additional Term B-2 Effective Date (immediately after giving effect to the funding of the Additional Term B-2 Loans) required to be repaid on such Term B Amortization Date.
          (b) Section 1.01 of the Credit Agreement is hereby further amended by restating clause (a) in the definition of “Appropriate Lender” in its entirety to read as follows:
     “(a) with respect to any of the Term A Facility, the Term B Facility, the Revolving Credit Facility, the Additional Term B-1 Facility or the Additional Term B-2 Facility, a Lender that has a Commitment with respect to such Facility at such time,”.
          (c) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of “Co-Documentation Agents” in its entirety to read as follows:
Del Monte Amendment No.2

     ““Co-Documentation Agents” means each of SunTrust Bank and Harris Trust and Savings Bank in its capacity as co-documentation agent under any of the Loan Documents, or any successor co-documentation agent.”.
          (d) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of “Commitment” in its entirety to read as follows:
     ““Commitment” means a Term A Commitment, a Term B Commitment, a New Term Commitment, a Revolving Credit Commitment, the Additional Term B-1 Commitment or an Additional Term B-2 Commitment, as the context may require.”.
          (e) Section 1.01 of the Credit Agreement is hereby further amended by restating clause (d) of the definition of “EBITDA” to read as follows:
     “(d) to the extent deducted in determining Consolidated Net Income and without duplication, transaction fees, costs and expenses incurred in connection with (i) the Transactions, (ii) the issuance of Indebtedness permitted hereby (including permitted refinancings, refundings, renewals or extensions thereof, and specifically including the incurrence of the Additional Term B Loans and the Incremental Revolving Credit Facility (as defined in Amendment No. 2), (iii) any Acquisitions permitted hereby (including without limitation the Meow Mix Transaction and the Milk Bone Transaction) or consummated in a prior period (including any reasonable and customary fees, costs and expenses incurred in connection with the integration of the businesses acquired thereby) and management incentive payments;”.
          (f) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of “Facility” in its entirety to read as follows:
     ““Facility” means the Term A Facility, the Term B Facility, the Revolving Credit Facility, the Additional Term B-1 Facility, the Additional Term B-2 Facility, the Swing Line Sublimit or the Letter of Credit Sublimit, as the context may require.”.
          (g) Section 1.01 of the Credit Agreement is hereby further amended by (i) deleting the word “and” at the end of clause (b) of the definition of “Interest Period”, (ii) replacing the period at the end of the definition of “Interest Period” with the expression “; and” and (iii) adding, at the end of the definition of “Interest Period”, the following clause (d):
     “(d) the initial Interest Period or Interest Periods for each Additional Term B-1 Loan made on the Amendment No. 2 Effective Date and for each Additional Term B-2 Loan made on the Additional Term B-2 Effective Date shall be determined in accordance with Section 2.15(c).”.
          (h) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of “Joint Lead Arrangers” in its entirety to read as follows:
     “Joint Lead Arrangers” means Banc of America Securities LLC, Lehman Brothers Inc. and Goldman Sachs Credit Partners L.P., in their capacities as joint lead arrangers and joint book managers.
          (i) Section 1.01 of the Credit Agreement is hereby further amended by replacing “and” at the end of clause (g) in the definition of “Loan Documents” with “,” and adding
Del Monte Amendment No.2

immediately prior to the proviso following clause (h), the new clause (i): “ and (i) the Additional Fee Letter; ”.
          (j) Section 1.01 of the Credit Agreement is hereby further amended by adding at the end of the definition of “Term B Borrowing” the following language:
     “Unless the context shall otherwise require, the term “Term B Borrowing” shall include such borrowings consisting of Additional Term B-1 Loans and Additional Term B-2 Loans.”.
          (k) Section 1.01 of the Credit Agreement is hereby further amended by adding at the end of the definition of “Term B Commitment” the following language:
     “Unless the context shall otherwise require, after the effectiveness of any Additional Term B-1 Commitment or Additional Term B-2 Commitment, the term “Term B Commitment” shall also include such Additional Term B-1 Commitment or Additional Term B-2 Commitment, as applicable.”.
          (l) Section 1.01 of the Credit Agreement is hereby further amended by adding at the end of the definition of “Term B Facility” the following language:
     “Unless the context shall otherwise require, the term “Term B Facility” shall also include the Additional Term B-1 Facility and the Additional Term B-2 Facility.”.
          (m) Section 1.01 of the Credit Agreement is hereby further amended by adding at the end of the definition of “Term B Lender” the following language:
     “Unless the context shall otherwise require, the term “Term B Lender” shall also include Additional Term B-1 Lenders and Additional Term B-2 Lenders.”.
          (n) Section 1.01 of the Credit Agreement is hereby further amended by adding at the end of the definition of “Term B Loan” the following language:
     “Unless the context shall otherwise require, the term “Term B Loan” shall also include the Additional Term B-1 Loans and the Additional Term B-2 Loans.”.
          (o) Section 1.01 of the Credit Agreement is hereby further amended by adding at the end of the definition of “Term B Note” the following language:
     “Unless the context shall otherwise require, the term “Term B Note” shall also include such promissory notes evidencing indebtedness of the Borrower in respect of Additional Term B-1 Loans or Additional Term B-2 Loans.”.
          (p) Article II of the Credit Agreement is hereby amended by (i) redesignating Section 2.01(b) as Section 2.01(b)(i) and (ii) adding the following new Section 2.01(b)(ii) and Section 2.01(b)(iii):
     “(ii) The Additional Term B-1 Loans. Subject to the terms and conditions set forth in Section 2.15(a), each Additional Term B-1 Lender severally agrees to make a single loan (each such loan, an “Additional Term B-1 Loan”) to the Borrower on the Amendment No. 2 Effective Date, in an aggregate amount not to exceed such Lender’s
Del Monte Amendment No.2

Additional Term B-1 Commitment at such time. Amounts borrowed under this Section 2.01(b)(ii) and repaid or prepaid may not be reborrowed. Additional Term B-1 Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.
     (iii) The Additional Term B-2 Loans. Subject to the terms and conditions set forth in Section 2.15(b), each Additional Term B-2 Lender severally agrees to make a single loan (each such loan, an “Additional Term B-2 Loan”) to the Borrower on the Additional Term B-2 Effective Date, in an aggregate amount not to exceed such Lender’s Additional Term B-2 Commitment at such time. Amounts borrowed under this Section 2.01(b)(iii) and repaid or prepaid may not be reborrowed. Additional Term B-2 Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.”.
          (q) Article II of the Credit Agreement is hereby further amended by redesignating Section 2.06(a) as Section 2.06(a)(i) and adding the following new Section 2.06(a)(ii):
     “(ii) The Borrower may, upon notice to the Administrative Agent, terminate the unused portions of the Additional Term B-2 Commitments, or from time to time permanently reduce the unused portions of the Additional Term B-2 Commitments; provided that (A) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction and (B) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof.”.
          (r) Section 2.07(b) of the Credit Agreement is hereby amended by replacing the table therein that sets forth dates and amounts of repayment with the following table:

Term B
Amortization Date	Amount	Term B Amortization Rate
July 28, 2006	$527,276.77	0.25%
October 27, 2006	$527,276.77	0.25%
January 26, 2007	$527,276.77	0.25%
April 27, 2007	$527,276.77	0.25%
July 27, 2007	$527,276.77	0.25%
October 26, 2007	$527,276.77	0.25%
January 25, 2008	$527,276.77	0.25%
April 25, 2008	$527,276.77	0.25%
July 25, 2008	$527,276.77	0.25%
October 24, 2008	$527,276.77	0.25%
January 23, 2009	$527,276.77	0.25%
May 1, 2009	$527,276.77	0.25%
July 31, 2009	$527,276.77	0.25%
October 30, 2009	$527,276.77	0.25%
January 29, 2010	$527,276.77	0.25%
April 30, 2010	$527,276.77	0.25%
July 30, 2010	$527,276.77	0.25%
October 29, 2010	$527,276.77	0.25%
January 28, 2011	$527,276.77	0.25%
April 29, 2011	$42,709,418.15	20.25%
July 29, 2011	$52,727,676.73	25%
October 28, 2011	$52,727,676.73	25%
Maturity Date	$52,727,676.69	25%
Del Monte Amendment No.2

          (s) Article II of the Credit Agreement is hereby further amended by adding at the end thereof a new Section 2.15 to read in full as follows:
     “2.15. Additional Term B Commitments. (a) Additional Term B-1 Commitments. The Borrower may by written notice (the “Additional Term B-1 Loan Notice”) to the Administrative Agent request Additional Term B-1 Loans to be made on the Amendment No. 2 Effective Date in an amount not to exceed the aggregate Additional Term B-1 Commitments from the Additional Term B-1 Lenders, which Additional Term B-1 Loans shall have the same terms as the Term B Loans. The Additional Term B-1 Loan Notice shall set forth the amount of the Additional Term B-1 Loans being requested and the effective date of such Additional Term B-1 Loans. The proceeds of the Additional Term B-1 Loans shall be used by the Borrower to (i) fund, in part, the Meow Mix Acquisition and (ii) pay fees and expenses payable by the Borrower in connection with or relating to Amendment No. 2 (including without limitation any such fees and expenses arising under the Additional Fee Letter or otherwise in connection with the Meow Mix Transaction).
     (b) Additional Term B-2 Commitments. The Borrower may by written notice (the “Additional Term B-2 Loan Notice”) to the Administrative Agent request Additional Term B-2 Loans to be made on the Additional Term B-2 Effective Date in an amount not to exceed the aggregate Additional Term B-2 Commitments from the Additional Term B-2 Lenders, which Additional Term B-2 Loans shall have the same terms as the Term B Loans. The Additional Term B-2 Loan Notice shall set forth the amount of the Additional Term B-2 Loans being requested and the effective date of such Additional Term B-2 Loans. The proceeds of the Additional Term B-2 Loans shall be used by the Borrower to (i) fund, in part, the Milk-Bone Acquisition and (ii) pay any fees and expenses payable by the Borrower in connection with or relating to Amendment No. 2 (including without limitation any such fees and expenses arising under the Additional Fee Letter or otherwise in connection with the Meow Mix Transaction or Milk Bone Transaction) and not paid on the Amendment No. 2 Effective Date.
     (c) Interest Periods and Other Terms. (i) Each of the parties hereto hereby agrees that the Additional Term B Loans shall be deemed to be Term B Loans for all purposes hereunder and any and all terms and provisions in the Loan Documents that pertain to the Term B Loans shall be deemed to apply to the Additional Term B Loans, unless the context otherwise requires.
     (ii) Upon the drawing of the Additional Term B-1 Loans requested in the Additional Term B-1 Loan Notice on the Amendment No. 2 Effective Date, amortization shall commence with respect to the Additional Term B-1 Loans and scheduled principal payments with respect to all outstanding Term B Loans, including the Additional Term B-1 Loans, shall be payable at the rates and on the dates set forth in Section 2.07(b) of the Credit Agreement. Upon the drawing of the Additional Term B-2 Loans requested in the Additional Term B-2 Loan Notice on the Additional Term B-2 Effective Date, (x) amortization shall commence with respect to the Additional Term B-2 Loans and scheduled principal payments with respect to all outstanding Term B Loans, including the Additional Term B-2 Loans, shall be payable on each remaining Term B Amortization Date at the same Term B Amortization Rate that would have applied for each such remaining Term B Amortization Date had the Additional Term B-2 Loans not been
Del Monte Amendment No.2

funded (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05), (y) the amortization schedule set forth in Section 2.07(b) of this Agreement shall be deemed amended to the extent necessary to incorporate the amortization of the Term B Loans on the basis set forth in clause (x) above and (z) any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto; provided that, in the event that the date upon which the Term B-2 Loans are drawn is on or after any Term B Amortization Date, then the Term B Amortization Rate for the Term B Amortization Date of April 29, 2011 shall be adjusted to the extent necessary to maintain (A) the Term B Amortization Rate for each Term B Amortization Date prior to April 29, 2011 at 0.25%, (B) the Term B Amortization Rate for each Term B Amortization Date after April 29, 2011 at 25% and (C) the aggregate amount represented by the sum of all scheduled Term B Loan amortization payments on or after the date such Term B-2 Loans are drawn at the aggregate amount of Term B Loans outstanding after giving effect to such draw; provided, further, that all Term B Amortization Rates shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05.
     (iii) Additional Term B Loans shall earn interest at the same rate and interest thereon shall be payable on the same terms and the same dates as interest on the Term B Loans; provided that to the extent any Additional Term B Loans are made during the middle of an Interest Period with respect to the Term B Loans, such Additional Term B Loans shall be allocated ratably to the same Interest Period or Interest Periods as the Term B Loans (the “Existing Term B Loans”) outstanding immediately prior to the making of such Additional Term B Loans and shall be deemed to bear interest at the same Eurodollar Rate or Eurodollar Rates then in effect for such Existing Term B Loans plus the Applicable Rate in effect for such Additional Term B Loans for the remainder of such Interest Periods.”.
          (t) Section 7.01(j) is hereby amended in full to read as follows:
          (u) “(j) (x) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or becomes a Subsidiary of the Borrower, provided, that such Liens were not created in contemplation of such merger, consolidation or investment and do not extend to any assets other than those of the Person merged into or consolidated with the Borrower or such Subsidiary or acquired by the Borrower or such Subsidiary; and (y) Liens on property of a Person existing at the time such property is purchased by the Borrower or any Subsidiary of the Borrower in a transaction constituting an Acquisition permitted hereunder; provided, that such Liens were not created in contemplation of such Acquisition;”.
          (v) Section 7.02(k) is hereby amended in full to read as follows:
          (w) “(k) (x) Indebtedness of any Person that becomes a Subsidiary of the Borrower after the date hereof in accordance with the terms of Sections 7.03(i), (j) or (q), and (y) Indebtedness assumed by the Borrower or any Subsidiary of the Borrower in connection with any Acquisition permitted under Section 7.03(i), (j) or (q), which Indebtedness in each case of clauses (x) and (y) is existing at the time such Person becomes a Subsidiary of the Borrower or the time such Acquisition is consummated (other than Indebtedness incurred solely in contemplation of such
Del Monte Amendment No.2

Person’s becoming a Subsidiary of the Borrower or such Acquisition) and which does not exceed in the aggregate at any one time outstanding $60,000,000;”.
          (x) Section 7.03 is hereby amended by (i) deleing “and” at the end of clause (o) therein, (ii) replacing the period with “and” at the end of clause (p) therein and (iii) adding at the end thereof the following the new clause (q):
     “(q) Investments made in connection with the Meow Mix Transaction and the Milk-Bone Transaction.”.
          (y) Section 7.10(a) is amended in full to read as follows:
     “(a) Total Debt Ratio. Permit the Total Debt Ratio for any Measurement Period set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Total Debt Ratio
Amendment No. 2 Effective Date through January 25, 2008	5.25:1.00
April 25, 2008 through January 23, 2009	4.75:1.00
May 1, 2009 through January 29, 2010	4.25:1.00
April 30, 2010 and thereafter	3.75:1.00
          (z) Section 7.10(b) is amended in full to read as follows:
     “(a) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio for any Measurement Period set forth below to be less than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Minimum Fixed Charge Coverage Ratio
Amendment No. 2 Effective Date through January 23, 2009	1.15:1.00
May 1, 2009 and thereafter	1.20:1.00
          (aa) Section 11.01(a) is hereby amended by adding the words “and the Additional Fee Letter” after the words “Fee Letter” in clause (v) of the second proviso thereto.
Del Monte Amendment No.2

          (bb) Schedule 2.01 to the Credit Agreement is hereby (i) supplemented with Part I of Annex I hereto and (ii) amended by deleting the table in respect of the Term B Commitments and replacing such table with Part II of Annex I hereto.
          SECTION 2. Conditions of Effectiveness to Amendment No. 2. This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) when, and only when, the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Borrower, the Additional Term B Lenders, the Incremental Revolving Credit Lenders and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, (b) the consent attached hereto (the “Consent”) executed by each Guarantor and (c) evidence that all of the following conditions shall have been satisfied:
          (i) The Meow Mix Purchase Agreement and such other agreements, instruments and documents relating to the Meow Mix Acquisition and the funding thereof (together with the Meow Mix Acquisition, the “Meow Mix Transaction”) shall not have been amended or modified or any condition therein waived, in each case, in any manner that is materially adverse to the Lenders’ interest, without the prior written consent of the Lead Arrangers. The Meow Mix Acquisition shall have been consummated in accordance with the terms of the Meow Mix Purchase Agreement (as the same may be amended or otherwise modified in accordance with the previous sentence) and in compliance with applicable law and regulatory approvals and the representations and warranties made in the Meow Mix Purchase Agreement shall be true and correct in all respects to the extent required under Section 7.1 of the Meow Mix Purchase Agreement.
          (ii) Except with respect to the matter disclosed in paragraph number 3 in Schedule 4.14 to the Meow Mix Purchase Agreement, since November 27, 2005, there shall not have been any change, event, circumstance or effect that has resulted in, or would reasonably be expected to result in, a Meow Mix Material Adverse Effect. “Meow Mix Material Adverse Effect” means a material adverse effect on the business, assets, financial condition or results of operations of the Company Entities (as defined in the Meow Mix Purchase Agreement), taken as a whole, other than as a result of (A) the execution and delivery of the Meow Mix Purchase Agreement (or announcement thereof), (B) any change in general economic conditions in the United States, (C) any change in general in the industry in which the Company Entities operate (but only to the extent such change does not have a disproportionate impact on the Company Entities), (D) compliance with the terms and conditions of the Meow Mix Purchase Agreement or (E) any outbreak or substantial worsening of hostilities, terrorist activities or war (whether declared or not declared) or armed conflicts (but only to the extent such outbreak or worsening does not have a disproportionate impact on the Company Entities).
          (iii) All of the information (other than the Meow Mix Projections (as defined below)) relating to the Meow Mix Business that has been made available to the Lead Arrangers by the Borrower or any of its representatives (or on its or their behalf) in connection with the Meow Mix Transaction prior to March 1, 2006 (the “Meow Mix Pre-Commitment Information”) shall be, to the best of the Borrower’s knowledge, complete and correct in all material respects. The financial projections relating to the Meow Mix Business that have been made available to the Lead Arrangers by the Borrower or any of its representatives (the “Meow Mix Projections”) shall have been prepared in good faith based upon reasonable assumptions.
          (iv) The Administrative Agent shall be reasonably satisfied that the Borrower shall have received all governmental and shareholder consents (including Hart-Scott-Rodino clearance) and approvals necessary or, in the reasonable opinion of the Lead Arrangers, desirable in connection with the Meow Mix Transaction, and all third party consents to the extent required as a condition to closing under the Meow Mix Purchase Agreement, each of which shall be in full force and effect, and expiration of all
Del Monte Amendment No.2

applicable waiting periods without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on the Borrower and its subsidiaries or the Meow Mix Transaction.
          (v) The absence of any action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Meow Mix Material Adverse Effect.
          (vi) The Lead Arrangers shall have received: (A) the pro forma balance sheet and income statements of Holdings and its subsidiaries for the last twelve months ended January 29, 2006 of Holdings after giving pro forma effect to (x) the Meow Mix Transaction (based on the balance sheet and income statements of the Meow Mix Business for the fiscal year ended December 31, 2005) and (y) the Divestiture (as defined and described in Holdings’ Current Report filed on Form 8-K with the SEC on April 19, 2006), which balance sheet and income statements (1) shall be satisfactory in form and substance to the Lead Arrangers and (2) shall not be materially inconsistent with the Meow Mix Pre-Commitment Information and the information relating to Holdings that has been made available to the Lead Arrangers by the Borrower or any of its representatives (or on its or their behalf) prior to March 21, 2006; (B) audited financial statements as to the Meow Mix Business for the three most recently completed fiscal years of the Meow Mix Business for which audited financial statements of the Meow Mix Business are available as of the Amendment No. 2 Effective Date; (C) if the Amendment No. 2 Effective Date shall occur on or after June 30, 2006, forecasts prepared by management of Holdings and its subsidiaries, each in form satisfactory to the Lead Arrangers, of balance sheets, income statements and cash flow statements for each quarter for the remainder of the fiscal year in which the Amendment No. 2 Effective Date occurs and for each year for the next four fiscal years following the fiscal year in which the Amendment No. 2 Effective Date occurs; and (D) an officer’s certificate in form and substance reasonably satisfactory to the Lead Arrangers certifying that the Total Debt Ratio (calculated reflecting the Meow Mix Transaction on a pro forma basis and with adjustments to be mutually agreed) for the four-fiscal quarter period for which financial statements are available most recently ended prior to the Amendment No. 2 Effective Date shall not be greater than 4.75:1.0.
          (vii) All reasonable and documented accrued fees and expenses of the Administrative Agent and the Lead Arrangers (including the reasonable fees and expenses of Shearman & Sterling LLP, counsel for the Administrative Agent and the Lead Arrangers and local counsel approved by the Borrower as to collateral matters, in each case for which invoices shall have been provided to the Borrower at least two Business Days prior to the Amendment No. 2 Effective Date) shall have been paid. The Borrower shall have complied with all of the terms of the Fee Letter dated as of March 21, 2006 (the “Additional Fee Letter”) among the Borrower, the Lead Arrangers and the Initial Lenders named therein.
          (viii) The Administrative Agent shall have received the following documents, each dated the Amendment No. 2 Effective Date (unless otherwise specified) and in form and substance satisfactory to the Administrative Agent:
          (A) a certificate of each Loan Party dated as of the Amendment No. 2 Effective Date signed by a Responsible Officer of such Loan Party (or, if such Loan Party is a limited liability company, a Responsible Officer of the sole member thereof) (x) certifying as to incumbency and certifying and attaching the resolutions adopted by such Loan Party approving or consenting to this Amendment or the Consent, as applicable, and, in the case of the Borrower, the Meow Mix Transaction, and (y) in the case of the Borrower, certifying that, before and after giving effect to the Meow Mix Transaction, (1) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and
Del Monte Amendment No.2

warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (2) no Default exists;
          (B) a Note executed by the Borrower in favor of each Additional Term B-1 Lender and Incremental Revolving Credit Lender requesting a Note;
          (C) legal opinions satisfactory to the Lead Arrangers and the Administrative Agent, dated the Amendment No. 2 Effective Date, covering such matters related to this Amendment and the Consent as the Administrative Agent shall reasonably request;
          (D) supplements and amendments to the Security Agreement in respect of the Meow Mix Acquisition, duly executed by each applicable Loan Party, together with:
(1) certificates representing the Pledged Equity referred to therein (including, without limitation, certificates representing the Pledged Equity issued by the Meow Mix Business) accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank,
(2) proper Financing Statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement, and
(3) evidence of the completion of all other actions, recordings and filings of or with respect to the Security Agreement that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created thereby in respect of the assets acquired by the Borrower pursuant to the Meow Mix Acquisition;
          (E) supplements to the Intellectual Property Security Agreement in respect of the Meow Mix Acquisition, duly executed by each applicable Loan Party, together with evidence that all action that the Administrative Agent may deem necessary or desirable in order to perfect the Liens with respect to the Collateral referenced in the Intellectual Property Security Agreement in respect of the Meow Mix Acquisition has been taken; and
          (F) such other deeds, conveyances, security agreement, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments or any amendment or modification of any thereof, as, the Administrative Agent may reasonably request.
          (ix) The conditions set forth in Section 4.02 of the Credit Agreement shall have been satisfied with respect to the Credit Extensions to be made on the Amendment No. 2 Effective Date.
          (x) The Facilities shall have received a debt rating (after giving pro forma effect to the Divestiture defined in the Current Report of Holdings in Form 8-K dated April 19, 2006 and filed with the SEC, the Meow Mix Transaction, the Milk-Bone Acquisition and the funding thereof) from Moody’s and S&P.
Del Monte Amendment No.2

          SECTION 3. Conditions of Effectiveness to Borrowing of Additional Term B-2 Loans. The obligation of each Additional Term B-2 Lender to make an Additional Term B-2 Loan under the Credit Agreement as amended by this Amendment is subject to satisfaction of the following conditions precedent (the first date on which all such conditions shall be satisfied, which date shall occur on or prior to December 31, 2006, the “Additional Term B-2 Effective Date”):
          (i) The Milk-Bone Purchase Agreement and such other agreements, instruments and documents relating to the Milk-Bone Acquisition and the funding thereof (together with the Milk-Bone Acquisition, the “Milk-Bone Transaction”) shall not have been amended or modified or any condition therein waived, in each case, in any manner that is materially adverse to the Lenders’ interest, without the prior written consent of the Lead Arrangers. The Milk-Bone Acquisition shall have been consummated in accordance with the terms of the Milk-Bone Purchase Agreement (as the same may be amended or otherwise modified in accordance with the previous sentence) and in compliance with applicable law and regulatory approvals and the representations and warranties made in the Milk-Bone Purchase Agreement shall be true and correct in all respects to the extent required under Section 2.2 of the Milk-Bone Purchase Agreement.
          (ii) Since December 31, 2005, no circumstance, change, development, condition or event has arisen or occurred that has had, individually or in the aggregate, a Milk-Bone Material Adverse Effect. “Milk-Bone Material Adverse Effect” shall mean the effect of any circumstance, change, development, condition or event that (A) is materially adverse to the business, financial condition, assets, liabilities or results of operations of the Business (as defined in the Milk-Bone Purchase Agreement); provided, however, that “Milk-Bone Material Adverse Effect” shall not include the effect of any circumstance, change, development, condition or event (1) arising out of or affecting the industry in which the Business operates generally (provided that the Business is not materially disproportionately affected as compared to other participants in the same industry), (2) arising out of or affecting the general economy or financial markets (provided that the Business is not materially disproportionately affected as compared to other participants in the same industry), (3) arising out of the announcement of the Milk-Bone Purchase Agreement and the Collateral Agreements (as defined in the Milk-Bone Purchase Agreement) and the transactions contemplated thereby or (4) arising out of any action taken or not taken by Kraft Foods Global, Inc. or its affiliates at the written direction, or to the extent required under the terms of the Milk-Bone Purchase Agreement with the written consent, of the Borrower, or (B) has a material adverse effect on the ability of Kraft Foods Global, Inc. to consummate the transactions contemplated by the Milk-Bone Purchase Agreement.
          (iii) All of the information (other than the Milk-Bone Projections (as defined below)) relating to the Milk-Bone Acquisition that has been made available to the Lead Arrangers by the Borrower or any of its representatives (or on its or their behalf) in connection with the Milk-Bone Transaction prior to March 21, 2006 (the “Milk-Bone Pre-Commitment Information”) shall be, to the best of the Borrower’s knowledge, complete and correct in all material respects. The financial projections relating to the Milk-Bone Acquisition that have been made available to the Lead Arrangers by the Borrower or any of its representatives (the “Milk-Bone Projections”) shall have been prepared in good faith based upon reasonable assumptions.
          (iv) The Administrative Agent shall be reasonably satisfied that the Borrower shall have received all governmental and shareholder consents (including Hart-Scott-Rodino clearance) and approvals necessary or, in the reasonable opinion of the Lead Arrangers, desirable in connection with the Milk-Bone Transaction, each of which shall be in full force and effect, and expiration of all applicable waiting periods without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on the Borrower and its subsidiaries or the Milk-Bone Transaction.
Del Monte Amendment No.2

          (v) The absence of any action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Milk-Bone Material Adverse Effect.
          (vi) The Lead Arrangers shall have received: (A) the pro forma balance sheet and income statements of Holdings and its subsidiaries for the last twelve months ended January 29, 2006 of Holdings after giving pro forma effect to (x) the Milk-Bone Transaction (based on the income statements and the property, plant and equipment and inventory line items set forth on the balance sheet relating to the business to be acquired by the Borrower in the Milk-Bone Acquisition for the fiscal year ended December 31, 2005), (y) the Meow Mix Transaction (based on the balance sheet and income statements of the Meow Mix Business for the fiscal year ended December 31, 2005) and (z) the Divestiture (as defined and described in Holdings’ Current Report filed on Form 8-K with the SEC on April 19, 2006), which balance sheet and income statements (1) shall be satisfactory in form and substance to the Lead Arrangers and (2) shall not be materially inconsistent with the Milk-Bone Pre-Commitment Information and the information relating to Holdings that has been made available to the Lead Arrangers by the Borrower or any of its representatives (or on its or their behalf) prior to March 21, 2006; (B) if the Additional Term B-2 Effective Date shall occur on or after June 30, 2006, forecasts prepared by management of Holdings and its subsidiaries, each in form satisfactory to the Lead Arrangers, of balance sheets, income statements and cash flow statements for each quarter for the remainder of the fiscal year in which the Additional Term B-2 Effective Date occurs and for each year for the next four fiscal years following the fiscal year in which the Additional Term B-2 Effective Date occurs; and (C) an officer’s certificate in form and substance reasonably satisfactory to the Lead Arrangers certifying that the Total Debt Ratio (calculated reflecting the Milk-Bone Transaction on a pro forma basis and with adjustments to be mutually agreed) for the four-fiscal quarter period for which financial statements are available most recently ended prior to the Additional Term B-2 Effective Date shall not be greater than 4.75:1.0.
          (vii) All reasonable and documented accrued fees and expenses of the Administrative Agent and the Lead Arrangers (including the reasonable fees and expenses of Shearman & Sterling LLP, counsel for the Administrative Agent and the Lead Arrangers and local counsel approved by the Borrower as to collateral matters, in each case for which invoices shall have been provided to the Borrower at least two Business Days prior to the Additional Term B-2 Effective Date) shall have been paid. The Borrower shall have complied with all of the terms of the Additional Fee Letter.
          (viii) The Administrative Agent shall have received the following documents, each dated the Additional Term B-2 Effective Date (unless otherwise specified) and in form and substance satisfactory to the Administrative Agent:
          (A) a certificate of the Borrower dated as of the Additional Term B-2 Effective Date signed by a Responsible Officer of the Borrower (x) certifying as to incumbency and certifying and attaching the resolutions adopted by the Borrower approving the Milk-Bone Transaction, and (y) certifying that, before and after giving effect to the Milk-Bone Transaction, (1) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Additional Term B-2 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and (2) no Default exists;
          (B) a Note executed by the Borrower in favor of each Additional Term B-2 requesting a Note;
          (C) supplements and amendments to the Security Agreement in respect of the Milk-Bone Acquisition, duly executed by each applicable Loan Party, together with:
Del Monte Amendment No.2

(1) certificates representing the Pledged Equity referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank,
(2) proper Financing Statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement, and
(3) evidence of the completion of all other actions, recordings and filings of or with respect to the Security Agreement that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created thereby in respect of the assets acquired by the Borrower pursuant to the Milk-Bone Acquisition;
          (D) supplements to the Intellectual Property Security Agreement in respect of the Milk-Bone Acquisition, duly executed by each applicable Loan Party, together with evidence that all action that the Administrative Agent may deem necessary or desirable in order to perfect the Liens with respect to the Collateral referenced in the Intellectual Property Security Agreement in respect of the Milk-Bone Acquisition has been taken; and
          (E) such other deeds, conveyances, security agreement, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments or any amendment or modification of any thereof, as, the Administrative Agent may reasonably request.
          (ix) The conditions set forth in Section 4.02 of the Credit Agreement shall have been satisfied with respect to the Credit Extension to be made on the Additional Term B-2 Effective Date.
          (x) The Amendment No. 2 Effective Date shall have occurred.
          SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment. In addition, without limiting the generality of the foregoing, Section 2.14 of the Credit Agreement and the availability of New Term Loans under the terms and pursuant to the conditions set forth therein shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent
Del Monte Amendment No.2

under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          SECTION 5. Costs and Expenses The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 11.04 of the Credit Agreement.
          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic delivery (e.g. “pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
Del Monte Amendment No.2

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DEL MONTE CORPORATION
By	/s/ Thomas E. Gibbons
Title: Senior Vice President and Treasurer

DEL MONTE FOODS COMPANY
By	/s/ Thomas E. Gibbons
Title: Senior Vice President and Treasurer

Del Monte Amendment No.2

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Lender
By	/s/ William Sweeney
Title: Senior Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P., as Co-Syndication Agent and as Lender
By	/s/ William Archer
Title: Managing Director

LEHMAN COMMERCIAL PAPER INC., as Co-Syndication Agent and as Lender
By	/s/ Ritam Bhalla
Title: Authorized Signatory

Del Monte Amendment No.2

LENDERS: SUNTRUST BANK
By	/s/ Samuel M. Jannetta
Title: Vice President

FORTIS CAPITAL CORP.
By	/s/ Clay Jackson
Title: Managing Director

By	/s/ Egens Van Iterson
Title: Vice President

THE BANK OF NEW YORK
By	/s/ Elizabeth T. Ying
Title: Vice President

UNION BANK OF CALIFORNIA, N.A.
By	/s/ Mike Stahl
Title: Credit Officer

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL” NEW YORK BRANCH
By	/s/ Jessalyn Peters
Title: Managing Director

By	/s/ Rebecca O. Morrow
Title: Executive Dicrector

AGFIRST FARM CREDIT BANK
By	/s/ Steven J. O’Shea
Title: Vice President

COBANK, ACB
By	/s/ Thomas N. Martin
Title: Vice President

Del Monte Amendment No.2

PNC BANK, NATIONAL ASSOCIATION
By	/s/ Philip Liebscher
Title: Senior Vice President

FARM CREDIT WEST, PCA
By	/s/ Ben Madonna
Title: Assistant Vice President

HSBC BANK USA, N.A.
By	/s/ Robert P. Reynolds
Title: Vice President & Senior Relationship Manager

ING CAPITAL, LLC
By	/s/ Daniel W. Lamprecht
Title: Managing Director

MIZUHO CORPORATE BANK, LTD.
By	/s/ Robert Gallagher
Title: Senior Vice President

WELLS FARGO BANK, N.A.
By	/s/ Meggie Chichioco
Title: Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES
By	/s/ Christian Jagenberg
Title: Senior Vice President & Manager

By	/s/ Yangling Joanne Si
Title: Assistant Vice President

NORTH FORK BUSINESS CAPITAL CORPORATION
By	/s/ Ron Walker
Title: Vice President

Del Monte Amendment No.2

SOVEREIGN BANK
By	/s/ Elisabet C. Hayes
Title: Vice President

BAYERISCHE LANDESBANK
By	/s/ Stuart Schulman
Title: Senior Vice President

By	/s/ Norman McClave
Title: First Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By	/s/ Charles Stewart
Title: Vice President

GUARANTY BANK
By	/s/ Michael Ansolabehere
Title: Senior Vice President

KBC BANK N.V.
By	/s/ Jean-Pierre Diels
Title: First Vice President

By	/s/ Eric Raskin
Title: Vice President

CITICORP USA, INC.
By	/s/ Juan Carlos Lorenzo
Title: Vice President

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By	/s/ Richard R. Cameron
Title: Senior Vice President

By	/s/ Mark McGoldrick
Title: Managing Director

Del Monte Amendment No.2

FIRST NATIONAL BANK OF PENNSYLVANIA
By	/s/ Vincent J. Delie, Jr.
Title: President and CEO, Pittsburgh Region

Del Monte Amendment No.2

CONSENT
                    Dated as of May 19, 2006
          Each of the undersigned, (a) as Guarantor under (i) in the case of each of the undersigned other than Del Monte Food Company (“Holdings”), the Subsidiary Guaranty dated February 8, 2005 (the “Subsidiary Guaranty”) and (i) in the case of Holdings, the Guaranty made by Holdings under Article X of the Credit Agreement (as defined below) (the “DMFC Guaranty”), in each case, in favor of the Secured Parties referred to in the Credit Agreement referred to in the foregoing Amendment (the “Credit Agreement”) and (b) as Grantor under the Security Agreement dated February 8, 2005 (as amended through the date hereof, the “Security Agreement”) to Bank of America, N.A. as Collateral Agent for such Secured Parties, hereby consents to such Amendment and hereby confirms and agrees that (A) notwithstanding the effectiveness of such Amendment, each of (1) in the case of each of the undersigned other than Holdings, the Subsidiary Guaranty and (2) in the case of Holdings, the DMFC Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty, the DMFC Guaranty or the Security Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment and (B) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

DEL MONTE FOODS COMPANY
By:	/s/ THOMAS E. GIBBONS
Title: Senior Vice President and Treasurer

STAR-KIST SAMOA, INC.
By:	/s/ THOMAS E. GIBBONS
Title:Vice President, Chief Financial Officer and Treasurer

Del Monte Amendment No.2

MARINE TRADING PACIFIC, INC.
By:	/s/ THOMAS E. GIBBONS
Title: Vice President, Chief Financial Officer and Treasurer

STAR-KIST MAURITIUS, INC.
By:	/s/ THOMAS E. GIBBONS
Title: Vice President, Chief Financial Officer and Treasurer

Del Monte Amendment No.2